Exhibit 99.2

Austin Dallas BlueLinx Fiscal Year 2006 Operational & Financial Review Austin Dallas

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward- looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of February 13, 2007. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to February 13, 2007. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

BlueLinx Holdings Inc. Introduction Steve Macadam Chief Executive Officer

BlueLinx Holdings Inc. Introduction Goals and Strategic Objectives Profitably grow specialty revenues to 60+% of total sales Profitably grow structural while reducing exposure to volatility Outgrow the market

BlueLinx Holdings Inc. Introduction 4th Quarter Highlights 4th Quarter Highlights Housing starts declined 25% from the same period last year Housing starts declined 25% from the same period last year Housing starts declined 25% from the same period last year Prices for key grades of wood-based structural products down 27% from year ago Prices for key grades of wood-based structural products down 27% from year ago Prices for key grades of wood-based structural products down 27% from year ago Revenue Down 29.3% to $0.9 billion Specialty down 14.7%, 48% of Total Revenue, 64% of GM Structural down 37.5% Down 29.3% to $0.9 billion Specialty down 14.7%, 48% of Total Revenue, 64% of GM Structural down 37.5% Unit Volume Total down 17.2% Specialty down 15.4% Structural down 18.3% End-use markets down 16.0% Total down 17.2% Specialty down 15.4% Structural down 18.3% End-use markets down 16.0% Gross Margin Total 9.8% vs. 10.6% Specialty 13.8% Structural 7.0% Total 9.8% vs. 10.6% Specialty 13.8% Structural 7.0% Net Income ($5.9) million / ($0.19) per share vs. $14.5 million / $0.48 per share ($5.9) million / ($0.19) per share vs. $14.5 million / $0.48 per share

BlueLinx Holdings Inc. Operations Review George Judd President & Chief Operating Officer

BlueLinx Holdings Inc. Unit Volume Growth by Quarter and Year Structural decline due to housing slowdown and margin strategy Q4 specialty outperformed end-use markets by 60bp.

BlueLinx Holdings Inc. Specialty Unit Volume Growth vs. End-Use Markets Organic growth of 600 bp for the year, with remainder coming from acquisitions Austin Hardwoods, acquired August 2006, contributed 50bp to specialty growth for the year

BlueLinx Holdings Inc. Quarterly Sales Specialty sales grew to 48% of total sales for the quarter vs. 40% for the same period last year Specialty sales decline due to volume Structural sales decline due to prices and volume $ millions (unaudited)

BlueLinx Holdings Inc. Quarterly Gross Margin Full year gross margin of 9.8% up 70bp from 2005* * (see page 29 in appendix) $ millions (unaudited)

BlueLinx Holdings Inc. Inventory Analysis Succeeded in reducing Q4 inventories in response to slowing demand and seasonal factors $ millions (unaudited) * Other includes in-transit inventory accruals, discounts, allowances, reserves, and other miscellaneous items.

BlueLinx Holdings Inc. Other Key Indicators 4th Quarter Working capital turn days at 54 vs. 37 same period last year 2006 working capital turn days at 46 vs. 40 in 2005 Q4 delivery costs/ULE rose 7.9%; material handling costs/ULE up 1.9% (ULE or unit load equivalent)

BlueLinx Holdings Inc. Key Initiatives To support our strategic objectives: Improve gross margin by increasing mix of specialty and mitigating volatility of structural Invest in people and processes to support specialty growth Increase presence in under represented segments, particularly industrials, and continue focus on targeted, growing accounts that serve attractive high-growth markets Expand relationships with existing specialty product vendors Be a patient, disciplined acquirer

BlueLinx Holdings Inc. Financial Review Lynn Wentworth Chief Financial Officer & Treasurer

BlueLinx Holdings Inc. Quarterly Revenue Review $ millions (unaudited)

BlueLinx Holdings Inc. Quarterly Gross Profit $ millions (unaudited)

BlueLinx Holdings Inc. Quarterly Operating Income $ millions (unaudited)

BlueLinx Holdings Inc. Quarterly Net Income $ millions (unaudited)

BlueLinx Holdings Inc. Annual Revenue Review $ millions (unaudited)

BlueLinx Holdings Inc. Annual Gross Profit $ millions (unaudited)

BlueLinx Holdings Inc. Annual Operating Income $ millions (unaudited)

BlueLinx Holdings Inc. Annual Net Income $ millions (unaudited)

BlueLinx Holdings Inc. Quarter End Balance Sheets $ millions

BlueLinx Holdings Inc. Statement of Cash Flows $ millions

Appendix TOPIC PAGE Revenues by Quarter 26 Unit Volume Growth by Quarter 27 Market Growth by Quarter 28 Gross Margin by Quarter 29 Profit and Loss Statement by Quarter 30 Inventory by Quarter 31 Quarterly Volume by Region 32 Year to Date Volume by Region 33 Gross Margin % Analysis 34 Channel Mix Analysis 35 Structural Product Price Trends 36

BlueLinx Holdings Inc. Revenues by Quarter

BlueLinx Holdings Inc. Unit Volume Growth By Quarter

BlueLinx Holdings Inc. Market Growth By Quarter Source: Data from Resource Information Systems, Inc., or RISI, updated as of December 2006, weighted using management's estimates.

BlueLinx Holdings Inc. Gross Margin by Quarter

BlueLinx Holdings Inc. Profit and Loss Statement by Quarter

BlueLinx Holdings Inc. Inventory by Quarter

BlueLinx Holdings Inc. Quarterly Volume by Region *Miscellaneous consists of cash and competitive discounts, Canadian conversion, service revenue and other miscellaneous items. $ millions (unaudited)

BlueLinx Holdings Inc. Annual Volume by Region *Miscellaneous consists of cash and competitive discounts, Canadian conversion, service revenue and other miscellaneous items. $ millions (unaudited)

BlueLinx Holdings Inc. Gross Margin % Analysis

BlueLinx Holdings Inc. Revenue Channel Mix Analysis

BlueLinx Holdings Inc. Structural Products Price Trends